UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2022

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2022, the Board of Directors of Bird Global, Inc. (the “Company”) appointed Shane Torchiana as President of the Company, effective June 29, succeeding Travis VanderZanden in this role. Mr. VanderZanden will continue in his role of Chief Executive Officer of the Company and Chair of the Company’s Board of Directors.

Mr. Torchiana, 38, previously served as the Company’s Chief Operating Officer from January 2022 to June 2022. Prior to that, Mr. Torchiana served in various roles at the Company, most recently as Senior Vice President, Corporate Development & Strategy from January 2019 to January 2022. Before joining Bird Rides, Inc. in 2018, Mr. Torchiana spent eight years at Boston Consulting Group where he led client engagements in data and analytics, strategy, and transformation efforts. Prior to Boston Consulting Group, he worked in global macro investing at Eaton Vance, a subsidiary of Morgan Stanley Investment Management. He holds an MBA from Columbia Business School and MFin (Master of Finance) from MIT Sloan.

Information regarding any material compensatory arrangement between the Company and Mr. Torchiana in connection with his appointment as the Company’s President, or any grant or award to Mr. Torchiana under any such arrangement, has not been finalized and, therefore, is unavailable at this time. The Company will disclose such information, if required, when it becomes available, in an amendment to this Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: June 29, 2022	By:	/s/ Yibo Ling
	Name:	Yibo Ling
	Title:	Chief Financial Officer